UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2007
Eli Lilly and Company
(Exact name of registrant as specified in its charter)
001-06351
(Commission File Number)

Indiana	35-0470950
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Lilly Corporate Center, Indianapolis, Indiana	46285
(Address of principal executive offices)	(Zip code)
317-276-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Underwriting Agreement
Form of 5.20% Note due 2017
Form of 5.50% Note due 2027
Form of 5.55% Note due 2037
Opinion and Consent of Dewey Ballantine LLP
Opinion and Consent of James B. Lootens, Esq.

Item 8.01 Other Events.
On March 7, 2007, Eli Lilly and Company (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), between the Company and, as representatives of the several underwriters named therein, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co., for the issuance and sale by the Company of $1,000,000,000 aggregate principal amount of its 5.20% Notes due 2017 (the “2017 Notes”), $700,000,000 aggregate principal amount of its 5.50% Notes due 2027 (the “2027 Notes”) and $800,000,000 aggregate principal amount of its 5.55% Notes due 2037 (the “2037 Notes” and, collectively with the 2017 Notes and the 2027 Notes, the “Notes”). The Notes are to be issued pursuant to an Indenture (the “Indenture”), dated February 1, 1991, between the Company and Citibank, N.A., as Trustee.
The 2017 Notes accrue interest at a rate of 5.20% per annum, payable semiannually, and mature on March 15, 2017. The 2027 Notes accrue interest at a rate of 5.50% per annum, payable semiannually, and mature on March 15, 2027. The 2037 Notes accrue interest at a rate of 5.55% per annum, payable semiannually, and mature on March 15, 2037.
Upon the occurrence of an Event of Default (as defined in the Indenture) with respect to a series of Notes, the principal amount of the Notes of that series may be declared and become due and payable immediately.
The Company may, at its election, redeem the Notes, in whole or in part, from time to time at the redemption prices set forth in the Notes.
The above description of the Underwriting Agreement and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the forms of the Notes filed as exhibits hereto, which exhibits are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
1.1		Underwriting Agreement.

4.1	*	Indenture, dated February 1, 1991, between the Registrant and Citibank, N.A., as Trustee.

4.2		Form of 5.20% Note due 2017.

4.3		Form of 5.50% Note due 2027.

4.4		Form of 5.55% Note due 2037.

5.1		Opinion of Dewey Ballantine LLP, including consent.

5.2		Opinion of James B. Lootens, Esq., including consent.

23.2		Consent of Dewey Ballantine LLP (included in exhibit 5.1).

23.3		Consent of James B. Lootens, Esq. (included in exhibit 5.2).

*	Incorporated by reference to the same-numbered exhibit of the Registrant’s Registration Statement on Form S-3 (File No. 333-141075), filed with the SEC on March 5, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELI LILLY AND COMPANY
Date: March 14, 2007	By:	/s/ Derica W. Rice
Derica W. Rice
Senior Vice President and Chief Finencial Officer